UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: November 14, 2012

(Date of earliest event reported)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 14, 2012, E*TRADE Financial Corporation (the “Company”) issued $505,000,000 aggregate principal amount of its 6% Senior Notes due 2017 (the “New 2017 Notes”) and $800,000,000 aggregate principal amount of its 6.375% Senior Notes due 2019 (the “New 2019 Notes” and together with the New 2017 Notes, the “new notes”) pursuant to an indenture and the First Supplemental Indenture (together, the “Indenture”) each dated as of November 14, 2012 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Company will use the net proceeds from the issuance of the new notes to redeem all of its outstanding 7 7/8% Senior Notes due 2015, totaling approximately $243 million aggregate principal amount, and all of its outstanding 12.5% Springing Lien Notes due 2017, totaling $930 million aggregate principal amount, and to pay the associated redemption premiums, accrued interest and related fees and expenses.

The offering of the new notes was registered pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-181390) and a related prospectus supplement, in each case filed with the Securities and Exchange Commission. A copy of the indenture is filed as Exhibit 4.1 and a copy of the First Supplemental Indenture (including the form of New 2017 Note filed as Exhibit 4.3 and the form of New 2019 Note filed as Exhibit 4.4) is filed as Exhibit 4.2 to this Current Report on Form 8-K, both of which are incorporated by reference into the Registration Statement. The descriptions of the Indenture and the new notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and the new notes.

The New 2017 Notes will bear interest at the rate of 6% per annum and will mature on November 15, 2017. The New 2019 Notes will bear interest at the rate of 6.375% per annum and will mature on November 15, 2019. Interest on the new notes is payable in cash on May 15 and November 15 of each year beginning on May 15, 2013.

At any time prior to November 15, 2014 (in the case of the New 2017 Notes) or November 15, 2015 (in the case of the New 2019 Notes), the Company may redeem the new notes of either series, in whole or in part from time to time, at a redemption price equal to 100% of the principal amount of the new notes to be redeemed plus the “2017 Applicable Premium” (in the case of the New 2017 Notes as defined in the Indenture) or the “2019 Applicable Premium” (in the case of the New 2019 Notes as defined in the Indenture) as of, plus accrued and unpaid interest to, the redemption date.

Upon a change of control, as defined in the Indenture, where the ratings of the New 2017 Notes and the New 2019 Notes decline in connection with any such change in control, the Company will be required to make an offer to purchase the new notes at a purchase price equal to 101% of the principal amount of the New 2017 Notes and of the New 2019 Notes on the date of purchase, plus accrued interest, if any, to but excluding the redemption date.

On and after November 15, 2014 (in the case of the New 2017 Notes) or November 15, 2015 (in the case of the New 2019 Notes), the Company may redeem the new notes of either series, in whole or in part at the applicable redemption prices set forth in the Indenture, plus accrued and unpaid interest to the redemption date.

Prior to November 15, 2014 (in the case of the New 2017 Notes) or November 15, 2015 (in the case of the New 2019 Notes), the Company may redeem up to 35% of the aggregate principal amount of the new notes of either series with proceeds from certain equity offerings at a redemption price equal to 106.000% for the New 2017 Notes, and equal to 106.375% for the New 2019 Notes, plus accrued and unpaid interest to the redemption date.

The new notes are unsecured general senior obligations of the Company and are not guaranteed by the subsidiaries through which the Company currently conducts substantially all of its operations. The new notes rank equal in right of payment with all of the Company’s existing and future unsubordinated indebtedness, and rank senior in right of payment to all of the Company’s existing and future subordinated indebtedness.

The Indenture contains several restrictive covenants including, but not limited to the following: (i) limitations on incurrence of additional indebtedness and issuances of preferred stock, (ii) limitations on restricted payments, (iii) limitations on distributions from regulated subsidiaries and restricted subsidiaries, (iv) limitations on the issuance or sale of capital stock of regulated subsidiaries and restricted subsidiaries, (v) limitations on transactions with affiliates, (vi) limitations on asset sales, (vii) future subsidiary guarantees and (viii) limitations on liens, subject in each case to certain exceptions.

The Indenture contains customary terms that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the new notes of the applicable series then outstanding may declare the principal of the new notes of the applicable series and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to Company, the principal amount of the new notes of the applicable series together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

Item 8.01. Other Events

The Company’s sale of the new notes was pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated November 6, 2012 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters (the “Underwriters”) listed in Schedule 1 thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated November 6, 2012 between E*TRADE Financial Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1	Indenture, dated as of November 14, 2012 between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	First Supplemental Indenture, dated as of November 14, 2012 between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of 6% Senior Notes due 2017 (included in Exhibit 4.2)

4.4	Form of 6.375% Senior Notes due 2019 (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: November 14, 2012	By:	/s/ Karl A. Roessner
Name: Karl A. Roessner
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated November 6, 2012 between E*TRADE Financial Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1	Indenture, dated as of November 14, 2012 between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	First Supplemental Indenture, dated as of November 14, 2012 between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of 6% Senior Notes due 2017 (included in Exhibit 4.2)

4.4	Form of 6.375% Senior Notes due 2019 (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)